Third Quarter 2022 Realigned Segment Reporting

Starting in the third quarter, Clarivate Plc - (NYSE: CLVT) (the “Company” or “Clarivate”) realigned its segment reporting to drive performance across the enterprise and unlock value shared between segments including content, technology and commercial channels. The Company's three reportable segments are as follows:
•Academia and Government: The A&G segment provides curated high-value, structured content, discovery solutions and related software applications that are embedded into the workflows of our customers, which include libraries, universities and research institutions world-wide.
•Life Sciences and Healthcare: The LS&H segment serves the content and analytical needs of pharmaceutical and biotechnology companies across the drug development lifecycle, including content on discovery and preclinical research, competitive intelligence, regulatory information and clinical trials.
•Intellectual Property: The IP segment serves customers with our patent, trademark, and IP management solutions. These solutions help manage customer’s end-to-end portfolio of intellectual property from patents to trademarks across the entire IP lifecycle.
In the tables that follow, all segment results for the current and prior periods have been recast to conform to the realigned segment structure. Refer to Note 18 - Segment Information in Part I, Item 1 of the Company's Form 10-Q for the quarterly period ended September 30, 2022, for additional information.
Non-GAAP Financial Measures
The realigned segment reporting included herein includes the non-GAAP financial measures discussed below. Non-GAAP financial measures are not recognized terms under, and should not be considered as a substitute for, financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).
Our definitions of and method of calculating non-GAAP financial measures may vary from the definitions and methods used by other companies, which may limit their usefulness as a comparative measure. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, non-GAAP financial measures should not be considered as measures of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
Adjusted Revenues. Adjusted Revenues excludes the impact of the deferred revenues purchase accounting adjustment associated with businesses that were acquired prior to January 1, 2021. In the fourth quarter of 2021, the Company adopted ASU No. 2021-08, which was applied retrospectively to all business combinations in 2021. The remaining impact of the deferred revenues adjustment pertains only to the continued runoff from business combinations prior to 2021, and is not material to current period results. As a result, the segment revenues tables for 2022 do not present Adjusted Revenues.
Adjusted EBITDA. Adjusted EBITDA is calculated using net income (loss) before the provision for income taxes, depreciation and amortization, interest income and expense adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from divestitures), share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains/(losses), transformational and restructuring expenses, acquisition-related adjustments to deferred revenues, non-operating income or expense, the impact of certain non-cash, mark to market adjustments on financial instruments, legal settlements, goodwill impairment and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period.

The following tables present the amounts of our segment revenues for the periods indicated, as well the drivers of the variances between periods, including as a percentage of such revenues.

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended September 30,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	FX Impact	Organic
(in millions, except percentages); (unaudited)	2022	2021
A&G	$307.1	$102.3	$204.8	200.2%	206.0%	(8.1)%	2.3%
LS&H	103.6	98.5	5.1	5.2%	9.5%	(4.6)%	0.2%
IP	225.3	241.4	(16.1)	(6.7)%	—%	(7.7)%	1.1%
Deferred revenues adjustment	(0.3)	(0.1)	(0.2)	(200.0)%	(200.0)%	—%	—%
Revenues, net	$635.7	$442.1	$193.6	43.8%	49.7%	(7.1)%	1.2%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended June 30,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	FX Impact	Organic
(in millions, except percentages); (unaudited)	2022	2021
A&G	$332.7	$100.5	$232.2	231.0%	233.9%	(6.3)%	3.4%
LS&H	115.5	101.8	13.7	13.5%	9.5%	(3.6)%	7.6%
IP	239.2	244.8	(5.6)	(2.3)%	—%	(6.5)%	4.2%
Deferred revenues adjustment	(0.8)	(1.4)	0.6	42.9%	(42.9)%	—%	—%
Revenues, net	$686.6	$445.7	$240.9	54.0%	55.1%	(5.8)%	4.8%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended March 31,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	FX Impact	Organic
(in millions, except percentages); (unaudited)	2022	2021
A&G	$311.8	$100.5	$211.4	210.3%	214.1%	(2.4)%	(1.4)%
LS&H	108.6	90.8	17.7	19.5%	10.8%	(2.1)%	10.8%
IP	241.6	240.1	1.5	0.6%	—%	(3.6)%	4.2%
Deferred revenues adjustment	0.2	(3.0)	3.2	106.7%	106.7%	—%	—%
Revenues, net	$662.2	$428.4	$233.8	54.6%	53.3%	(3.1)%	4.4%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Twelve Months Ended December 31,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	Disposal	FX Impact	Organic
(in millions, except percentages); (unaudited)	2021	2020
A&G	$489.4	$384.7	$104.7	27.2%	20.1%	—%	2.9%	4.2%
LS&H	413.3	358.9	54.4	15.2%	7.6%	—%	1.1%	6.5%
IP	978.2	533.6	444.6	83.3%	89.0%	(9.2)%	0.4%	3.3%
Deferred revenues adjustment	(4.0)	(23.1)	19.1	82.9%	(19.0)%	—%	(0.2)%	102.1%
Revenues, net	$1,876.9	$1,254.1	$622.8	49.7%	45.8%	(3.9)%	1.3%	6.4%
Deferred revenues adjustment	4.0	23.1	(19.1)	(82.9)%	19.0%	—%	0.2%	(102.1)%
Adjusted revenues, net	$1,880.9	$1,277.2	$603.7	47.3%	45.3%	(3.9)%	1.3%	4.5%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended December 31,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	Disposal	FX Impact	Organic
(in millions, except percentages); (unaudited)	2021	2020
A&G	$186.1	$104.0	$82.1	78.9%	74.4%	—%	(1.1)%	5.6%
LS&H	122.2	118.0	4.2	3.6%	2.5%	—%	(0.6)%	1.6%
IP	251.9	249.3	2.6	1.0%	0.5%	(2.4)%	(1.6)%	4.6%
Deferred revenues adjustment	0.5	(15.7)	16.2	103.3%	—%	—%	(0.2)%	103.5%
Revenues, net	$560.7	$455.6	$105.1	23.1%	17.9%	(1.3)%	(1.3)%	7.7%
Deferred revenues adjustment	(0.5)	15.7	(16.2)	(103.3)%	—%	—%	0.2%	(103.5)%
Adjusted revenues, net	$560.2	$471.3	$88.9	18.9%	17.3%	(1.3)%	(1.2)%	4.0%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended September 30,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	Disposal	FX Impact	Organic
(in millions, except percentages); (unaudited)	2021	2020
A&G	$102.3	$98.6	$3.7	3.8%	—%	—%	1.3%	2.4%
LS&H	98.5	92.1	6.4	6.9%	0.5%	—%	0.7%	5.8%
IP	241.4	95.8	145.6	152.1%	165.9%	(15.6)%	0.6%	1.2%
Deferred revenues adjustment	(0.1)	(2.1)	2.0	96.6%	(2.4)%	—%	—%	99.0%
Revenues, net	$442.1	$284.4	$157.7	55.5%	56.0%	(5.2)%	0.8%	3.9%
Deferred revenues adjustment	0.1	2.1	(2.0)	(96.6)%	2.4%	—%	—%	(99.0)%
Adjusted revenues, net	$442.2	$286.5	$155.7	54.4%	55.6%	(5.2)%	0.8%	3.1%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended June 30,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	Disposal	FX Impact	Organic
(in millions, except percentages); (unaudited)	2021	2020
A&G	$100.5	$93.7	$6.8	7.3%	—%	—%	7.0%	0.2%
LS&H	101.8	89.9	11.9	13.2%	—%	—%	2.7%	10.6%
IP	244.8	93.3	151.5	162.4%	170.9%	(14.9)%	3.2%	3.2%
Deferred revenues adjustment	(1.4)	(3.4)	2.1	60.1%	(39.2)%	—%	—%	99.4%
Revenues, net	$445.7	$273.5	$172.3	62.9%	57.8%	(5.1)%	4.4%	5.8%
Deferred revenues adjustment	1.4	3.4	(2.1)	(60.1)%	39.2%	—%	—%	(99.4)%
Adjusted revenues, net	$447.1	$276.9	$170.2	61.4%	57.6%	(5.0)%	4.3%	4.5%

			Variance Increase/(Decrease)		Percentage of Factors Increase/(Decrease)
	Three Months Ended March 31,		Total Variance (Dollars)	Total Variance (Percentage)	Acquisitions	Disposal	FX Impact	Organic
(in millions, except percentages); (unaudited)	2021	2020
A&G	$100.5	$88.4	$12.1	13.7%	—%	—%	4.8%	8.9%
LS&H	90.8	58.9	31.9	54.2%	40.1%	—%	2.9%	11.2%
IP	240.1	95.2	144.9	152.2%	162.9%	(15.2)%	2.6%	1.9%
Deferred revenues adjustment	(3.0)	(1.9)	(1.1)	(60.7)%	(157.9)%	—%	—%	98.8%
Revenues, net	$428.4	$240.6	$187.8	78.1%	73.0%	(6.0)%	3.3%	7.8%
Deferred revenues adjustment	3.0	1.9	1.1	60.7%	157.9%	—%	—%	(98.8)%
Adjusted revenues, net	$431.4	$242.5	$188.9	77.9%	73.7%	(6.0)%	3.3%	7.0%

The following tables present the amounts of our segment Adjusted EBITDA for the periods indicated.

	Q3	Q2	Q1
	2022	2022	2022
A&G	$124.1	$122.9	$104.5
LS&H	41.5	43.7	40.2
IP	106.0	107.8	117.6
Total Adjusted EBITDA	$271.6	$274.4	$262.3

	Q4	Q3	Q2	Q1	FY
	2021	2021	2021	2021	2021
A&G	$89.8	$59.7	$56.3	$53.0	$258.8
LS&H	51.4	32.2	35.7	24.4	143.7
IP	115.4	98.1	97.0	87.4	397.9
Total Adjusted EBITDA	$256.6	$190.0	$189.0	$164.8	$800.4